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                                                                     EXHIBIT 4.6


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                          REGISTRATION RIGHTS AGREEMENT

                         Dated as of September 30, 1999

                                      Among

                              RAILWORKS CORPORATION

                                       and

                           THE GUARANTORS NAMED HEREIN
                                   as Issuers,

                                       and

                       FIRST UNION CAPITAL MARKETS CORP.,
                              as Initial Purchaser

                   11 1/2% Senior Subordinated Notes due 2009

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                          REGISTRATION RIGHTS AGREEMENT

                  This Registration Rights Agreement (this "Agreement") is dated as of September 30, 1999, among RAILWORKS CORPORATION, a Delaware corporation (the "Company"), the subsidiaries of the Company that are listed on the signature pages hereof (collectively, and together with any subsidiary that in the future executes a supplemental indenture pursuant to which such subsidiary agrees to guarantee the Notes (as hereinafter defined), the "Guarantors" and, together with the Company, the "Issuers"), and FIRST UNION CAPITAL MARKETS CORP., as initial purchaser (the "Initial Purchaser").

                  This Agreement is entered into in connection with the Purchase Agreement by and among the Issuers and the Initial Purchaser, dated as of September 23, 1999 (the "Purchase Agreement"), which provides for, among other things, the sale by the Company to the Initial Purchaser of $50,000,000 aggregate principal amount of the Company's 11 1/2% Senior Subordinated Notes due 2009 (the "Notes"), guaranteed by the Guarantors (the "Guarantees"). The Notes and the Guarantees are collectively referenced to herein as the "Securities". In order to induce the Initial Purchaser to enter into the Purchase Agreement, the Issuers have agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchaser and any subsequent holder or holders of the Securities. The execution and delivery of this Agreement is a condition to the Initial Purchaser's obligation to purchase the Securities under the Purchase Agreement.

                  The parties hereby agree as follows:

               1. Definitions

                  As used in this Agreement, the following terms shall have the following meanings:

                  Additional Interest:  See Section 4 hereof.

                  Advice:  See the last paragraph of Section 5 hereof.

                  Agreement:  See the introductory paragraphs hereto.

                  Applicable Period:  See Section 2(b) hereof.

                  Business Day: Any day that is not a Saturday, Sunday or a day on which banking institutions in New York are authorized or required by law to be closed.

                  Closing Date: The Closing Date as defined in the Purchase Agreement.



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                                      -2-


                  Company:  See the introductory paragraphs hereto.

                  Effectiveness Date: The 120th day after the Issue Date; provided, however, that with respect to any Shelf Registration, the Effectiveness Date shall be the 120th day after the Filing Date with respect thereto.

                  Effectiveness Period: See Section 3 hereof.

                  Event Date: See Section 4 hereof.

                  Exchange Act: The Securities Exchange Act of 1934, and the rules and regulations of the SEC promulgated thereunder.

                  Exchange Notes: See Section 2(a) hereof.

                  Exchange Offer: See Section 2(a) hereof.

                  Exchange Offer Registration Statement: See Section 2(a) hereof.

                  Filing Date: (A) If no Exchange Offer Registration Statement has been filed by the Issuers pursuant to this Agreement, the 45th day after the Issue Date; and (B) with respect to a Shelf Registration Statement, the 45th day after the delivery of a Shelf Notice as required pursuant to Section 2(c) hereof.

                  Guarantees: See the introductory paragraphs hereto.

                  Guarantors: See the introductory paragraphs hereto.

                  Holder: Any holder of a Registrable Note or Registrable Notes.

                  Indemnified Person: See Section 7(c) hereof.

                  Indemnifying Persons: See Section 7(c) hereof.

                  Indenture: The Indenture, dated as of April 7, 1999, by and among the Issuers and First Union National Bank, as Trustee, pursuant to which the Notes are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

                  Information: See Section 5(n) hereof.

                  Initial Purchaser: See the introductory paragraphs hereto.

                  Inspectors: See Section 5(n) hereof.

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                                      -3-


                  Issue Date: September 30, 1999, the date of original issuance of these Notes.

                  Issuers: See the introductory paragraphs hereto.

                  NASD: See Section 5(s) hereof.

                  Notes: See the introductory paragraphs hereto.

                  Participant: See Section 7(a) hereof.

                  Participating Broker-Dealer: See Section 2(b) hereof.

                  Person: An individual, trustee, corporation, partnership, limited liability company, joint stock company, trust, unincorporated association, union, business association, firm or other legal entity.

                  Private Exchange: See Section 2(b) hereof.

                  Private Exchange Notes: See Section 2(b) hereof.

                  Prospectus: The prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  Purchase Agreement: See the introductory paragraphs hereof.

                  Records: See Section 5(n) hereof.

                  Registrable Notes: Each Note upon its original issuance and at all times subsequent thereto, each Exchange Note (and the related Guarantees) as to which Section 2(c)(iv) hereof is applicable upon original issuance and at all times subsequent thereto and each Private Exchange Note (and the related Guarantees) upon original issuance thereof and at all times subsequent thereto, until the earliest to occur of (i) a Registration Statement (other than, with respect to any Exchange Note as to which Section 2(c)(iv) hereof is applicable, the Exchange Offer Registration Statement) covering such Note, Exchange Note or Private Exchange Note has been declared effective by the SEC and such Note, Exchange Note or such Private Exchange Note (and the related Guarantees), as the case may be, has been disposed of in accordance with such effective Registration Statement, (ii) such Note has been exchanged pursuant to the Exchange Offer for an Exchange Note or Exchange Notes (and the related Guarantees) that may be resold without restriction under state and federal securities laws, (iii) such Note, Exchange Note or Private Exchange Note (and the related Guarantees), as the


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case may be, ceases to be outstanding for purposes of the Indenture, (iv) such
Note is sold pursuant to Rule 144 under circumstances in which any legend borne by such Note relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company or pursuant to the Indenture, or (v) such Note, Exchange Note or Private Exchange Note (and the related Guarantees), as the case may be, in the reasonable opinion of the Company, may be resold without restriction pursuant to Rule 144(k) under the Securities Act.

                  Registration Statement: Any registration statement of the Issuers that covers any of the Notes, the Exchange Notes or the Private Exchange Notes (and the related Guarantees) filed with the SEC under the Securities Act, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                  Rule 144: Rule 144 under the Securities Act.

                  Rule 144A: Rule 144A under the Securities Act.

                  Rule 405: Rule 405 under the Securities Act.

                  Rule 415: Rule 415 under the Securities Act.

                  Rule 424: Rule 424 under the Securities Act.

                  SEC: The Securities and Exchange Commission.

                  Securities: See the introductory paragraphs hereto.

                  Securities Act: The Securities Act of 1933, and the rules and regulations of the SEC promulgated thereunder.

                  Shelf Notice: See Section 2(c) hereof.

                  Shelf Registration: See Section 3(a) hereof.

                  TIA: The Trust Indenture Act of 1939, as amended.

                  Trustee: The trustee under the Indenture and the trustee (if any) under any indenture governing the Exchange Notes and Private Exchange Notes (and the related Guarantees).



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                                      -5-


                  Underwritten registration or underwritten offering: A registration in which securities of one or more of the Issuers are sold to an underwriter for reoffering to the public.

                  Except as otherwise specifically provided, all references in this Agreement to acts, laws, statutes, rules, regulations, releases, forms, no-action letters and other regulatory requirements (collectively, "Regulatory Requirements") shall be deemed to refer also to any amendments thereto and all subsequent Regulatory Requirements adopted as a replacement thereto having substantially the same effect therewith; provided that Rule 144 shall not be deemed to amend or replace Rule 144A.

               2. Exchange Offer

                  (a) The Issuers shall file with the SEC, no later than the Filing Date, a Registration Statement (the "Exchange Offer Registration Statement") on an appropriate registration form with respect to a registered offer (the "Exchange Offer") to exchange any and all of the Registrable Notes for a like aggregate principal amount of debt securities of the Company, guaranteed by the Guarantor, that are identical in all material respects to the Securities, except that (i) the Exchange Notes shall have been registered pursuant to an effective registration statement under the Securities Act, shall not contain provisions for Additional Interest, and shall contain no restrictive legend thereon (the "Exchange Notes"), and (ii) interest thereon shall accrue from the last date on which interest was paid on the Notes or, if no such interest has been paid, from April 7, 1999, and which are entitled to the benefits of the Indenture or a trust indenture which is identical in all material respects to the Indenture (other than such changes to the Indenture or any such identical trust indenture as are necessary to comply with the TIA) and which, in either case, has been qualified under the TIA. The Exchange Offer shall comply with all applicable tender offer rules and regulations under the Exchange Act and other applicable law. The Issuers shall use their reasonable best efforts to (x) cause the Exchange Offer Registration Statement to be declared effective under the Securities Act on or before the Effectiveness Date;
(y) keep the Exchange Offer open for at least 30 days (or longer if required by applicable law) after the date that notice of the Exchange Offer is mailed to Holders; and (z) complete the Exchange Offer on or prior to the 35th day following the date on which the Exchange Offer Registration Statement is declared effective by the SEC. If, after the Exchange Offer Registration Statement is initially declared effective by the SEC, the Exchange Offer or the issuance of the Exchange Notes thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, the Exchange Offer Registration Statement shall be deemed not to have become effective for purposes of this Agreement, unless such interference is cured within five Business Days.

                  Each Holder (including, without limitation, each Participating Broker-Dealer) who participates in the Exchange Offer will be required to represent to the Company in writing



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(which may be contained in the applicable letter of transmittal) that: (i) any
Exchange Notes acquired in exchange for Registrable Notes tendered is being acquired in the ordinary course of business of the Person receiving such Exchange Notes, whether or not such recipient is such Holder itself; (ii) neither such Holder nor, any other Person receiving Exchange Notes from such Holder is engaging in or intends to engage in a distribution of the Exchange Notes; (iii) at the time of the consummation of the Exchange Offer neither such Holder nor, any other Person receiving Exchange Notes from such Holder has an arrangement or understanding with any Person to participate in the distribution of the Exchange Notes in violation of the provisions of the Securities Act; (iv) neither the Holder nor, any other Person receiving Exchange Notes from such Holder is an "affiliate" (as defined in Rule 405) of the Company or, if it is an affiliate of the Company, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable; and (v) if such Holder is a Participating Broker-Dealer, such Holder has acquired the Registrable Notes as a result of market-making activities or other trading activities and that it will comply with the applicable provisions of the Securities Act. Each Holder using the Exchange Offer to participate in a distribution of the Exchange Notes hereby acknowledges and agrees that, if the resales are of Exchange Notes obtained by such Holder in exchange for Registrable Notes acquired directly from the Company or an Affiliate thereof, it
(1) could not, under Commission policy as in effect on the date of this Agreement, rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters, and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such secondary resale transaction must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K.

                  Upon consummation of the Exchange Offer in accordance with this Section 2, the provisions of this Agreement shall continue to apply, mutatis mutandis, solely with respect to Registrable Notes that are Private Exchange Notes, Exchange Notes as to which Section 2(c)(iv) is applicable and Exchange Notes held by Participating Broker-Dealers (as defined), and the Issuers shall have no further obligation to register Registrable Notes (other than Private Exchange Notes and Exchange Notes as to which clause 2(c)(iv) hereof applies) pursuant to Section 3 hereof.

                  No securities other than the Securities shall be included in the Exchange Offer Registration Statement.

                  (b) The Issuers shall include within the Prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchaser, which shall contain a summary statement of the positions




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taken or policies made by the staff of the SEC with respect to the potential
"underwriter" status of any broker-dealer that is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of Exchange Notes received by such broker-dealer in the Exchange Offer (a "Participating Broker-Dealer"), whether such positions or policies have been publicly disseminated by the staff of the SEC or such positions or policies represent the prevailing views of the staff of the SEC. Such "Plan of Distribution" section shall also expressly permit, to the extent permitted by applicable policies and regulations of the SEC, the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including, to the extent permitted by applicable policies and regulations of the SEC, all Participating Broker-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Exchange Notes in compliance with the Securities Act.

                  The Issuers shall use their reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as is necessary to comply with applicable law in connection with any resale of the Exchange Notes; provided, however, that such period shall not be required to exceed 180 days or such longer period if extended pursuant to the last paragraph of Section 5 hereof (the "Applicable Period").

                  If, following the date hereof, there has been announced a change in SEC policy with respect to exchange offers such as the Exchange Offer, that in the reasonable opinion of counsel to the Company, raises a substantial question as to whether the Exchange Offer is permitted by applicable federal law, the Company hereby agrees to seek a no-action letter or other favorable decision from the SEC allowing the Company to consummate the Exchange Offer. The Company hereby agrees to pursue the issuance of such a decision to the SEC staff level. In connection with the foregoing, the Company hereby agrees to take all such other actions as may be reasonably requested by the SEC or otherwise reasonably required in connection with the issuance of such decision, including, without limitation, (A) participating in telephonic conferences with the SEC,
(B) delivering to the SEC staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursuing a resolution (which need not be favorable) by the SEC staff.

                  If, prior to consummation of the Exchange Offer, the Initial Purchaser holds any Notes acquired by it that have the status of an unsold allotment in the initial distribution, the Issuers upon the request of the Initial Purchaser shall simultaneously with the delivery of the Exchange Notes issue and deliver to the Initial Purchaser, in exchange (the "Private Exchange") for such Notes held by any such Holder, a like principal amount of notes (the "Private Exchange Notes") of the Issuers, guaranteed by the Guarantors, that are identical in all material respects to the Exchange Notes except for the placement of a restrictive legend on



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                                      -8-



such Private Exchange Notes. The Private Exchange Notes shall be issued pursuant to the same indenture as the Exchange Notes and bear the same CUSIP number as the Exchange Notes.

                  In connection with the Exchange Offer, the Issuers shall:

                  (1) mail, or cause to be mailed, to each Holder of record entitled to participate in the Exchange Offer a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                  (2) use their reasonable best efforts to keep the Exchange Offer open for not less than 20 Business Days after the date that notice of the Exchange Offer is mailed to Holders (or longer if required by applicable law);

                  (3) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York;

                  (4) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last Business Day on which the Exchange Offer remains open; and

                  (5) otherwise comply in all material respects with all applicable laws, rules and regulations.

                  As soon as practicable after the close of the Exchange Offer and the Private Exchange, if any, the Issuers shall:

                  (1) accept for exchange all Registrable Notes validly tendered and not validly withdrawn pursuant to the Exchange Offer and the Private Exchange, if any;

                  (2) deliver to the Trustee for cancellation all Registrable Notes so accepted for exchange; and

                  (3) cause the Trustee to authenticate and deliver promptly to each Holder of Securities, Exchange Notes or Private Exchange Notes, as the case may be, equal in principal amount to the Securities of such Holder so accepted for exchange; provided that, in the case of any Securities held in global form by a depositary, authentication and delivery to such depositary of one or more replacement Securities in global form in an equivalent principal amount thereto for the account of such Holders in accordance with the Indenture shall satisfy such authentication and delivery requirement.


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                                      -9-


                  The Exchange Offer and the Private Exchange shall not be subject to any conditions, other than that (i) the Exchange Offer or Private Exchange, as the case may be, does not violate applicable law or any applicable interpretation of the staff of the SEC; (ii) no action or proceeding shall have been instituted or threatened in any court or by any governmental agency which might materially impair the ability of the Issuers to proceed with the Exchange Offer or the Private Exchange, and no material adverse development shall have occurred in any existing action or proceeding with respect to the Issuers; (iii) all governmental approvals shall have been obtained, which approvals the Issuers deem necessary for the consummation of the Exchange Offer or Private Exchange; and (iv) the conditions precedent to the Issuers' obligations under this Agreement shall have been fulfilled.

                  The Exchange Notes and the Private Exchange Notes shall be issued under (i) the Indenture or (ii) an indenture identical in all material respects to the Indenture and which, in either case, has been qualified under the TIA or is exempt from such qualification and shall provide that the Exchange Notes shall not be subject to the transfer restrictions set forth in the Indenture. The Indenture or such indenture shall provide that the Exchange Notes, the Private Exchange Notes and the Securities shall vote and consent together on all matters as one class and that none of the Exchange Notes, the Private Exchange Notes or the Securities will have the right to vote or consent as a separate class on any matter.

                  (c) If, (i) because of any change in law or in currently prevailing interpretations of the staff of the SEC, the Issuers are not permitted to effect the Exchange Offer, (ii) the Exchange Offer is not completed on or prior to the 150th day after the Issue Date, (iii) any holder of Private Exchange Notes so requests after the consummation of the Private Exchange, or
(iv) in the case of any Holder that participates in the Exchange Offer, such Holder does not receive Exchange Notes on the date of the exchange that may be sold without restriction under state and federal securities laws (other than due solely to the status of such Holder as an affiliate of the Issuers under Rule
405) and such Holder so requests, then in the case of each of clauses (i) to and including (iv) of this sentence, the Issuers shall promptly deliver to the Holders and the Trustee written notice thereof (the "Shelf Notice") and shall file a Shelf Registration pursuant to Section 3 hereof.

               3. Shelf Registration

                  If at any time a Shelf Notice is delivered as contemplated by
Section 2(c) hereof, then:

                  (a) Shelf Registration. The Issuers shall as promptly as practicable file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Notes (the "Shelf Registration"). If the Issuers shall not have yet filed an Exchange Offer Registration Statement, the Issuers shall use their best



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                                      -10-


efforts to file with the SEC the Shelf Registration on or prior to the Filing Date. The Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Registrable Notes for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Issuers shall not permit any securities other than the Registrable Notes and the Guarantees to be included in the Shelf Registration.

                  The Issuers shall use their reasonable best efforts to cause the Shelf Registration to be declared effective under the Securities Act on or prior to the Effectiveness Date and to keep the Shelf Registration continuously effective under the Securities Act until the date that is two years from the Issue Date (the "Effectiveness Period"), or such shorter period ending when all Registrable Notes covered by the Shelf Registration have been sold in the manner set forth and as contemplated in the Shelf Registration; provided, however, that no Holder shall be entitled to be named as a selling securityholder in the Shelf Registration or to use the Prospectus forming a part thereof for resales of Registrable Securities unless such Holder has provided the Issuers within 10 Business Days after receipt of a request therefor, with the information required by the first two paragraphs which follow Section 5(t), as applicable; and provided, further, however, that the Effectiveness Period in respect of the Shelf Registration shall be extended to the extent required to permit dealers to comply with the applicable prospectus delivery requirements of Rule 174 under the Securities Act and as otherwise provided therein.

                  (b) Withdrawal of Stop Orders. If the Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Issuers shall use their reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof.

                  (c) Supplements and Amendments. The Issuers shall promptly supplement and amend the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement (provided all such requesting Holders have provided the Issuers within 10 Business Days after receipt of a request therefor, with the information required by the first two paragraphs which follow Section 5(t)) or by any underwriter of such Registrable Notes.

               4. Additional Interest

                  (a) The Issuers and the Initial Purchaser agree that the Holders will suffer damages if the Issuers fail to fulfill their obligations under Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Issuers agree to pay, as liquidated damages, additional interest on the Notes ("Additional Interest") under the circumstances and to the extent set forth below (each of which shall be given independent effect):

                  (i) if (A) neither the Exchange Offer Registration Statement nor the Shelf Registration has been filed on or prior to the applicable Filing Date or (B) notwithstanding that the Issuers have consummated or will consummate the Exchange Offer, the Issuers are required to file a Shelf Registration and such Shelf Registration is not filed on or prior to the Filing Date applicable thereto, then, commencing on the day after any such lapsed Filing Date, Additional Interest shall accrue on the principal amount of the Securities at a rate of 0.25% per annum for the first 90 days immediately following each such lapsed Filing Date, and such Additional Interest rate shall increase by an additional 0.25% per annum at the beginning of each subsequent 90-day period; or

                  (ii) if (A) neither the Exchange Offer Registration Statement nor the Shelf Registration is declared effective by the SEC on or prior to the relevant Effectiveness Date or (B) notwithstanding that the Issuers have consummated or will consummate the Exchange Offer, the Issuers are required to file a Shelf Registration and such Shelf Registration is not declared effective by the SEC on or prior to the Effectiveness Date in respect of such Shelf Registration, then, commencing on the day after such Effectiveness Date, Additional Interest shall accrue on the principal amount of the Securities at a rate of 0.25% per annum for the first 90 days immediately following the day after such Effectiveness Date, and such Additional Interest rate shall increase by an additional 0.25% per annum at the beginning of each subsequent 90-day period; or

                  (iii) if (A) the Issuers have not exchanged Exchange Notes for all Securities validly tendered in accordance with the terms of the Exchange Offer on or prior to the 150th day after the Issue Date or
          (B) if applicable, a Shelf Registration has been declared effective and such Shelf Registration ceases to be effective at any time during the Effectiveness Period, then Additional Interest shall accrue on the principal amount of the Securities at a rate of 0.25% per annum for the first 90 days commencing on (x) the 36th day after such effective date, in the case of (A) above, or (y) the day such Shelf Registration ceases to be effective in the case of (B) above, and such Additional Interest rate shall increase by an additional 0.25% per annum at the beginning of each such subsequent 90-day period;

provided, however, that the Additional Interest rate on the Notes may not exceed at any one time in the aggregate 1.50% per annum; provided, further, however, that (1) upon the filing of the applicable Exchange Offer Registration Statement or the Shelf Registration as required hereunder (in the case of clause (i) above of this Section 4(a)), (2) upon the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement as required hereunder (in the case of clause (ii) of this Section 4), or (3) upon the exchange of the applicable Exchange Notes for all Securities tendered (in the case of clause (iii)(A) of this Section 4), or upon the effectiveness of the Shelf Registration Statement which had ceased to remain effective (in the case of clause (iii)(B) of this Section 4), Additional Interest on the Notes in respect of which such events relate as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue and the interest rate borne by the Registrable Notes will be reduced to the original interest rate.

                  (b) The Issuers shall notify the Trustee within one Business Day after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an "Event Date"). Any amounts of Additional Interest due pursuant to (a)(i), (a)(ii) or (a)(iii) of this Section 4 will be payable in cash semiannually on each April 15 and October 15 (to the holders of record on the April 1 and October 1 immediately preceding such dates), commencing with the first such date occurring after any such Additional Interest commences to accrue. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by the principal amount of the Registrable Notes, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed), and the denominator of which is 360.

               5. Registration Procedures

                  In connection with the filing of any Registration Statement pursuant to Section 2 or 3 hereof, the Issuers shall effect such registrations to permit the sale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Issuers hereunder each of the Issuers shall:

                  (a) Prepare and file with the SEC prior to the Filing Date a Registration Statement or Registration Statements as prescribed by
          Section 2 or 3 hereof, and use its best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that if (1) such filing is pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period relating thereto, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, Issuers shall furnish to, with respect to clause (1) above and only if so requested with respect to clause (2) above, and afford the Holders of the Registrable Notes included in such Registration Statement

          (with respect to a Registration Statement filed pursuant to Section 3 hereof) or each such Participating Broker-Dealer (with respect to any such Registration Statement), as the case may be, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least three Business Days prior to such filing or such later date as is reasonable under the circumstances). The Issuers shall not file any Registration Statement or Prospectus or any amendments or supplements thereto if the Holders of a majority in aggregate principal amount of the Registrable Notes included in such Registration Statement, or any such Participating Broker-Dealer, as the case may be, their counsel, or the managing underwriters, if any, shall reasonably object on a timely basis; provided, however, that if the Issuers' failure to file a Registration Statement or Prospectus, or any amendments or supplements thereto, in the applicable time periods as set forth in Section 4, is based upon such an objection, no Additional Interest shall accrue.

                  (b) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration Statement or Exchange Offer Registration Statement, as the case may be, as may be necessary to keep such Shelf Registration Statement or Exchange Offer Registration Statement continuously effective for the Effectiveness Period or the Applicable Period, respectively; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424; and comply with the provisions of the Securities Act and the Exchange Act applicable to each of them with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus.

                  (c) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period relating thereto from whom any Issuer has received written notice that it will be a Participating Broker-Dealer in the Exchange Offer, notify the selling Holders of Registrable Notes (with respect to a Registration Statement filed pursuant to Section 3 hereof), or each such Participating Broker-Dealer (with respect to any such Registration Statement), as the case may be, their counsel and the managing underwriters, if any, promptly, and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act (including in such notice a written statement that any Holder may, upon written request, obtain, at the sole expense of the Issuers, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) of the receipt by any Issuer of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (iv) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in or amendments or supplements to such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (v) of the Issuers' determination that a post-effective amendment to a Registration Statement would be appropriate.

                  (d) Use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer, for sale in any jurisdiction, and, if any such order is issued, to use its reasonable best efforts to obtain the withdrawal of any such order at the earliest practicable moment.

                  (e) If a Shelf Registration is filed pursuant to Section 3 and if requested during the Effectiveness Period by the managing underwriter or underwriters (if any), the Holders of a majority in aggregate principal amount of the Registrable Notes being sold in connection with an underwritten offering or any Participating Broker-Dealer, (i) as promptly as practicable incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters (if any), such Holders, any Participating Broker-Dealer or counsel for any of them reasonably request to be included therein, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after any Issuer has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment, and (iii) supplement or make amendments to such Registration Statement.

                  (f) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, if so requested by a selling Holder of Registrable Notes or a Participating Broker-Dealer, as the case may be, furnish to each selling Holder of Registrable Notes who so requests, (with respect to a Registration Statement filed pursuant to Section 3 hereof) and to each such Participating Broker-Dealer who so requests (with respect to any such Registration Statement) and to their respective counsel and each managing underwriter, if any, at the sole expense of the Issuers, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

                  (g) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, deliver to each selling Holder of Registrable Notes (with respect to a Registration Statement filed pursuant to Section 3 hereof), or each such Participating Broker-Dealer (with respect to any such Registration Statement), as the case may be, their respective counsel, and the underwriters, if any, at the sole expense of the Issuers, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, the Issuers hereby consent to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers, if any, in connection with the offering and sale of the Registrable Notes covered by, or the sale by Participating Broker-Dealers of the Exchange Notes pursuant to, such Prospectus and any amendment or supplement thereto.

                  (h) Prior to any public offering of Registrable Notes or Exchange Notes or any delivery of a Prospectus contained in the Exchange Offer Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, use its reasonable best efforts to register or qualify, and to cooperate with the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, the managing underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer, or the managing underwriter or underwriters reasonably request in writing; provided, however, that where Exchange Notes held by Participating Broker-Dealers or Registrable Notes are offered other than through an underwritten offering, the Issuers agree to cause their counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(h), keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Exchange Notes held by Participating Broker-Dealers or the Registrable Notes covered by the applicable Registration Statement; provided, however, that no Issuer shall be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject, (C) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject, or (D) make any material changes to its respective certificate of incorporation or bylaws or any agreement between it and its stockholders.

                  (i) If a Shelf Registration is filed pursuant to Section 3 hereof, cooperate with the selling Holders of Registrable Notes and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Notes to be in such denominations (subject to applicable requirements contained in the Indenture) and registered in such names as the managing underwriter or underwriters, if any, or Holders may request.

                  (j) Use their reasonable best efforts to cause the Registrable Notes covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Notes, except as may be required solely as a consequence of the nature of such selling Holder's business, in which case the Issuers will cooperate in all respects with the filing of such Registration Statement and the granting of such approvals.

                  (k) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, upon the occurrence of any event contemplated by paragraph 5(c)(iv), 5(c)(v) or 5(c)(vi) hereof, as promptly as practicable prepare and (subject to Section 5(a) hereof) file with the SEC, at the sole expense of the Issuers, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes being sold thereunder (with respect to a Registration Statement filed pursuant to Section 3 hereof) or to the purchasers of the Exchange Notes to whom such Prospectus will be delivered by a Participating Broker-Dealer (with respect to any such Registration Statement), any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (l) Prior to the effective date of the first Registration Statement relating to the Registrable Notes, (i) provide the Trustee with certificates for the Registrable Notes in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Registrable Notes.

                  (m) In connection with any underwritten offering of Registrable Notes pursuant to a Shelf Registration, enter into an underwriting agreement as is customary in underwritten offerings of debt securities similar to the Securities, and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to expedite or facilitate the registration or the disposition of such Registrable Notes and, in such connection, (i) make such representations and warranties to, and covenants with, the underwriters with respect to the business of the Issuers (including any acquired business, properties or entity, if applicable), and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings of debt securities similar to the Securities, and confirm the same in writing if and when requested; (ii) obtain the written opinions of counsel to the Issuers, and written updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offering and such other matters as may be reasonably requested by the managing underwriter or underwriters; (iii) obtain "cold comfort" letters and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Issuers (and, if necessary, any other independent certified public accountants the Issuers, or of any business acquired by the Issuers, for which financial statements and financial data are, or are required to be, included or incorporated by reference in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of debt securities similar to the Securities and such other matters as reasonably requested by the managing underwriter or underwriters as permitted by the Statement on Auditing Standards No. 72; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the sellers and underwriters, if any, than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Notes covered by such Registration Statement who have provided the information to the Issuers as required by the paragraphs following Section 5(t) and the managing underwriter or underwriters or agents, if any). The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

                  (n) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, make available for inspection by any selling Holder of such Registrable Notes being sold (with respect to a Registration Statement filed pursuant to Section 3 hereof), or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Notes, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer (with respect to any such Registration Statement), as the case may be, or underwriter (collectively, the "Inspectors"), upon written request, at the offices where normally kept, during reasonable business hours and upon reasonable advance notice, all pertinent financial and other records, pertinent corporate documents and instruments of the Issuers and subsidiaries of the Issuers (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Issuers and any of their respective subsidiaries to supply all information ("Information") reasonably requested by any such Inspector in connection with such due diligence responsibilities; provided, however that each Inspector shall agree in writing that it will keep the Records and Information confidential and that it will not disclose any of the Records that the any Issuer determines, in good faith, to be confidential and notifies the Inspectors in writing are confidential unless (i) the Issuers determine in their sole discretion on advice of counsel that the disclosure of such Records or Information is necessary to avoid or correct a misstatement or omission in such Registration Statement or Prospectus, (ii) the release of such Records or Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (iii) the information in such Records or Information has been made generally available to the public other than by an Inspector or an "affiliate" (as defined in Rule 405) thereof; provided, however, that prior notice shall be provided as soon as practicable to the any Issuer of the potential disclosure of any information by such Inspector pursuant to clause (ii) of this sentence to permit the Issuers to obtain a protective order (or waive the provisions of this paragraph (o)) and that such Inspector shall take such actions as are reasonably necessary to protect the confidentiality of such information (if practicable) to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of the Holder or any Inspector.

                  (o) Provide an indenture trustee for the Registrable Notes or the Exchange Notes, as the case may be, and cause the Indenture or the trust indenture provided for in Section 2(a) hereof, as the case may be, to be qualified under the TIA not later than the effective date of the first Registration Statement relating to the Registrable Notes; and in connection therewith, cooperate with the trustee under any such indenture and the Holders of the Registrable Notes, to effect such changes (if any) to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use their best efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner.

                  (p) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders with regard to any applicable Registration Statement, a consolidated earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any fiscal quarter (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Notes are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company, after the effective date of a Registration Statement (as such term is defined in paragraph (c) of Rule 158 under the Securities Act), which statements shall cover said 12-month periods.

                  (q) Upon consummation of the Exchange Offer or a Private Exchange, if so requested by the Trustee, obtain an opinion of counsel to the Issuers, in a form customary for underwritten transactions, addressed to the Trustee for the benefit of all Holders of Registrable Notes participating in the Exchange Offer or the Private Exchange, as the case may be, that the Exchange Notes or Private Exchange Notes, as the case may be, the related Guarantee and the related indenture constitute legal, valid and binding obligations of the Issuers, enforceable against the Issuers in accordance with their respective terms, subject to customary exceptions and qualifications.

                  (r) If the Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Notes by Holders to the Company (or to such other Person as directed by the Issuers), in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be, the Issuers shall mark, or cause to be marked, on such Registrable Notes that such Registrable Notes are being cancelled in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be; in no event shall such Registrable Notes be marked as paid or otherwise satisfied.

                  (s) Cooperate with each seller of Registrable Notes covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Notes and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").

                  (t) Use its reasonable best efforts to take all other steps necessary to effect the registration of the Exchange Notes and/or Registrable Notes covered by a Registration Statement contemplated hereby.

                  No Holder of Registrable Notes as to which any registration is being effected may include any such Registrable Securities in any Shelf Registration pursuant to this Agreement unless and until such Holder furnishes to the Issuers in writing, the information regarding such seller and the distribution of such Registrable Notes as the Issuers may, from time to time, reasonably request. The Issuers may exclude from such registration the Registrable Notes of any seller so long as such seller fails to furnish such information within a reasonable time (but no later than 10 Business Days) after receiving such request. Each seller as to which any Shelf Registration is being effected agrees to furnish promptly to the Issuers all information required to be disclosed in order to make the information previously furnished to the Issuers by such seller not materially misleading.

                  In the event of a Shelf Registration, in addition to the information required to be provided by each selling Holder in accordance with the preceding paragraph, the Company may require such selling Holder to furnish to the Company such additional information regarding such selling Holder and such selling Holder's intended method of distribution of Registrable Notes as may be required in order to comply with the Securities Act. Each such selling Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such selling Holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such Shelf Registration contains or would contain an untrue statement of a material fact regarding such selling Holder or such selling Holder's intended method of disposition of such Registrable Notes or omits to state any material fact regarding such selling Holder or such selling Holder's intended method of disposition of such Registrable Notes required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such selling Holder or the disposition of such Registrable Notes, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

                  If any such Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

                  Each Holder of Registrable Notes and each Participating Broker-Dealer agrees by its acquisition of such Registrable Notes or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, that, upon actual receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iii), 5(c)(iv), or 5(c)(v), hereof, such Holder will forthwith discontinue disposition of such Registrable Notes covered by such Registration Statement or Prospectus or Exchange Notes to be sold by such Holder or Participating Broker-Dealer, as the case may be, until such Holder's or Participating Broker-Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, or until it is advised in writing (the "Advice") by the Issuers that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event that the Issuers shall give any such notice, the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Notes covered by such Registration Statement or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof or (y) the Advice. Each holder of Registrable Notes agrees that the Company has the right to require such holders to discontinue dispositions for up to 90 days if the Company gives notice of a material non-public acquisition or event; provided, however, that each holder shall be subject to the hold-back restrictions of this Section 5 only twice during the term of this Agreement. During any such discontinuance, no Additional Interest shall accrue or otherwise be payable to the Holders.

               6. Registration Expenses

                  All fees and expenses incident to the performance of or compliance with this Agreement by the Issuers (other than any underwriting discounts or commissions) shall be borne by the Issuers, whether or not the Exchange Offer Registration Statement or any Shelf Registration is filed or becomes effective or the Exchange Offer is consummated, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) reasonable fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Notes or Exchange Notes and determination of the eligibility of the Registrable Notes or Exchange Notes for investment under the laws of such jurisdictions (x) where the holders of Registrable Notes are located, in the case of the Exchange Notes, or (y) as provided in Section 5(h) hereof, in the case of Registrable Notes or Exchange Notes to be sold by a Participating Broker-Dealer during the Applicable Period)), (ii) printing expenses, including, without limitation, expenses of printing certificates for Registrable Notes or Exchange Notes in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriter or underwriters, if any, by the Holders of a majority in aggregate principal amount of the Registrable Notes included in any Registration Statement or in respect of Registrable Notes or Exchange Notes to be sold by any Participating Broker-Dealer during the Applicable Period, as the case may be,
(iii) reasonable messenger, telephone and delivery expenses relating to the offering, sale or delivery of Securities and the preparation of documents referenced in clause (xi) below, (iv) fees and disbursements of counsel for the Issuers and, in case of a Shelf Registration, reasonable fees and disbursements of not more than one special counsel for all of the sellers of Registrable Notes (exclusive of any counsel retained pursuant to Section 7 hereof), (v) fees and disbursements of all independent certified public accountants referred to in Section 5(m)(iii) hereof (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) Securities Act liability insurance, if the Issuers desire such insurance, (vii) fees and expenses of all other Persons retained by the Issuers, (viii) internal expenses of the Issuers (including, without limitation, all salaries and expenses of officers and employees of the Issuers performing legal or accounting duties),
(ix) the expense of any annual audit, (x) any fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, if applicable, and (xi) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, indentures and any other documents necessary in order to comply with this Agreement.

               7. Indemnification

                  (a) Each of the Issuers, jointly and severally, agrees to indemnify and hold harmless each Holder of Registrable Notes and each Participating Broker-Dealer selling Exchange Notes during the Applicable Period, the affiliates, officers, directors, representatives, employees and agents of each such Person, and each Person, if any, who controls any such Person within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "Participant"), from and against any and all losses, claims, damages, judgments, liabilities and expenses (including, without limitation, the legal fees and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if any of the Issuers shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading, except (i) insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Participant furnished to any of the Issuers in writing by such Participant expressly for use therein and with respect to any preliminary Prospectus, or (ii) to the extent that any such loss, claim, damage or liability arises solely from the fact that any Participant sold Notes to a person to whom there was not sent or given a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation of such sale if the Issuers shall have previously furnished copies thereof to the Participant in accordance herewith and the Prospectus (as so amended or supplemented) would have corrected any such untrue statement or omission.

                  (b) Each Participant agrees, severally and not jointly, to indemnify and hold harmless the Issuers, their respective affiliates, officers, directors, representatives, employees and agents of each Issuer and each Person who controls each Issuer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent (but on a several, and not joint, basis) as the foregoing indemnity from the Issuers to each Participant, but only with reference to information relating to such Participant furnished to the Issuers in writing by such Participant expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus. The liability of any Participant under this paragraph shall in no event exceed the proceeds received by such Participant from sales of Registrable Notes or Exchange Notes giving rise to such obligations.

                  (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "Indemnified Person") shall promptly notify the Persons against whom such indemnity may be sought (the "Indemnifying Persons") in writing, and the Indemnifying Persons, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Persons may reasonably designate in such proceeding and shall pay the fees and expenses actually incurred by such counsel related to such proceeding; provided, however, that the failure to so notify the Indemnifying Persons (i) will not relieve it from any liability under paragraph
(a) or (b) above unless and to the extent such failure results in material prejudice to any Indemnifying Person and (ii) will not, in any event, relieve the Indemnifying Person from any other obligations to any Indemnified Person. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Persons and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Persons shall have failed within a reasonable period of time to retain counsel reasonably satisfactory to the Indemnified Person, or (iii) the named parties in any such proceeding (including any impleaded parties) include both any Indemnifying Person and the Indemnified Person or any affiliate thereof and representation of both parties by the same counsel would be inappropriate due to actual or potential conflicting interests between them. It is understood that the Indemnifying Persons shall not, in connection with such proceeding or separate but substantially similar related proceeding in the same jurisdiction arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm (in addition to any reasonably necessary local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed promptly as they are incurred, subject to an undertaking by such Indemnified Persons that all such amounts to which any Indemnified Person is not entitled pursuant to this Section 7, as determined by a final non-appealable judicial determination, shall be returned promptly to the relevant Indemnifying Persons. Any such separate firm for the Participants and such control Persons of Participants shall be designated in writing by Participants who sold a majority in interest of Registrable Notes and Exchange Notes sold by all such Participants and shall be reasonably acceptable to the Company and any such separate firm for the Issuers, their affiliates, officers, directors, representatives, employees and agents and such control Persons of such Issuer shall be designated in writing by such Issuer and shall be reasonably acceptable to the Holders.

                  The Indemnifying Persons shall not be liable for any settlement of any proceeding effected without its prior written consent (which consent shall not be unreasonably withheld or delayed), but if settled with such consent or if there be a final non-appealable judgment for the plaintiff for which the Indemnified Person is entitled to indemnification pursuant to this Agreement, each of the Indemnifying Persons agrees to indemnify and hold harmless each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Persons (which consent shall not be unreasonably withheld or delayed), effect any settlement or compromise of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party, or indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional written release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of such Indemnified Person.

                  (d) If the indemnification provided for in Section 7(a) or
(b) is for any reason unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such subsections, in lieu of indemnifying such Indemnified Person thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers on the one hand or such Participant or such other Indemnified Person, as the case may be, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances.

                  (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Participants were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages, judgments, liabilities and expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 7, in no event shall a Participant be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Registrable Notes or Exchange Notes, as the case may be, exceeds the amount of any damages that such Participant has otherwise been required to pay or has paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 7 shall be paid by the Indemnifying Persons to the Indemnified Person as such losses, claims, damages, liabilities or expenses are incurred, subject to an undertaking by such Indemnified Person that all such amounts to which such Indemnified Person is not entitled pursuant to this Section 7, as determined by a final non-appealable judicial determination, shall be returned promptly to the relevant Indemnifying Persons. The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Issuers set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Holder or any person who controls a Holder, an Issuer, its directors, officers, employees or agents or any person controlling an Issuer, and (ii) any termination of this Agreement.

                  (g) The indemnity and contribution agreements contained in this Section 7 will be in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

               8. Rules 144 and 144A

                  Each of the Issuers covenants and agrees that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, if at any time such Issuer is not required to file such reports, such Issuer will, upon the request of any Holder or beneficial owner of Registrable

Notes, make available such information necessary to permit sales pursuant to Rule 144A. Each of the Issuers further covenants and agrees, for so long as any Registrable Notes remain outstanding that it will take such further action as any Holder of Registrable Notes may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Notes without registration under the Securities Act within the limitation of the exemptions provided by Rule 144(k) under the Securities Act and Rule 144A.

               9. Underwritten Registrations

                  If any of the Registrable Notes covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable Notes included in such offering and shall be reasonably acceptable to the Issuers.

                  No Holder of Registrable Notes may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Notes on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

              10. Miscellaneous

                  (a) No Inconsistent Agreements. The Issuers have not, as of the date hereof, and the Issuers shall not, after the date of this Agreement, enter into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Registrable Notes in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Issuers' other issued and outstanding securities under any such agreements. The Issuers will not enter into any agreement with respect to any of their securities which will grant to any Person piggy-back registration rights with respect to any Registration Statement.

                  (b) Additional Amounts of Notes. The Notes are limited in aggregate principal amount to $250,000,000, of which $125,000,000 in aggregate principal amount was issued on April 7, 1999 and $50,000,000 in aggregate principal amount will be issued on the date hereof. Additional amounts of Notes may be issued in one or more series from time to time under the Indenture (collectively "Additional Notes") prior to the filing of any Registration Statement. The Issuers shall provide the registration rights set forth under this Agreement to the Initial Purchaser and any subsequent holder or holders of such Additional Notes and notwithstanding anything contained herein may, but are not obligated to, include such Additional Notes in any Registration Statement filed hereunder.

                  (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of (I) the Company, and (II)(A) the Holders of not less than a majority in aggregate principal amount of the then outstanding Registrable Notes and (B) in circumstances that would adversely affect the Participating Broker-Dealers, the Participating Broker-Dealers holding not less than a majority in aggregate principal amount of the Exchange Notes held by all Participating Broker-Dealers; provided, however, that Section 7 and this Section 10(c) may not be amended, modified or supplemented without the prior written consent of each Holder and each Participating Broker-Dealer (including any person who was a Holder or Participating Broker-Dealer of Registrable Notes or Exchange Notes, as the case may be, disposed of pursuant to any Registration Statement) affected by any such amendment, modification or supplement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Notes whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Notes may be given by Holders of at least a majority in aggregate principal amount of the Registrable Notes being sold pursuant to such Registration Statement and with the consent of the Issuers which consent shall not be unreasonably withheld.

                  (d) Notices. All notices and other communications (including, without limitation, any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or facsimile:

                  (i) if to a Holder of the Registrable Notes or any Participating Broker-Dealer, at the most current address of such Holder or Participating Broker-Dealer, as the case may be, set forth on the records of the registrar under the Indenture.

                  (ii) if to the Issuers, at the address as follows:

                              c/o RAILWORKS CORPORATION
                                  1104 Kenilworth Drive
                                  Suite 301
                                  Baltimore, MD 21204
                                  Attention: Chief Financial Officer
                                  Telephone No.: (410) 512-0501
                                  Facsimile No.: (760) 770-2199
                              with a copy to:

                                   King & Spalding
                                   191 Peachtree Street
                                   Atlanta, GA 30303
                                   Attention: Mary A. Bernard
                                   Telephone No.: (212) 556-2100
                                   Facsimile No.: (212) 556-2222

                  All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; one Business Day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if sent by facsimile.

                  Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address and in the manner specified in such Indenture.

                  (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, the Holders and the Participating Broker-Dealers; provided, however, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Notes in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any holder shall acquire Registrable Notes, in any manner, whether by operation of law or otherwise, such Registrable Notes shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Notes, such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such person shall be entitled to receive the benefits hereof.

                  (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (H) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY

WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

                  (i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  (j) Securities Held by the Issuers or Their Respective Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Notes is required hereunder, Registrable Notes held by the Issuers or their respective affiliates (as such term is defined in Rule 405) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  (k) Third-Party Beneficiaries. Holders of Registrable Notes and Participating Broker-Dealers are intended third-party beneficiaries of this Agreement, and this Agreement may be enforced by such Persons.

                  (l) Entire Agreement. This Agreement, together with the Purchase Agreement and the Indenture, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversations and memoranda between the Holders on the one hand and the Issuers on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                      RAILWORKS CORPORATION

                                      By: /s/ Michael R. Azarela
                                         ---------------------------------------
                                         Name: Michael R. Azarela
                                         Title: Executive Vice President

                                      ALPHA-KEYSTONE ENGINEERING, INC.,
                                      as guarantor

                                      By: /s/ Michael R. Azarela
                                         ---------------------------------------
                                         Name: Michael R. Azarela
                                         Title: Executive Vice President

                                      ARMCORE ACQUISITION CORP.,
                                      as guarantor

                                      By: /s/ Michael R. Azarela
                                         ---------------------------------------
                                         Name: Michael R. Azarela
                                         Title: Executive Vice President

                                      ARMCORE RAILROAD CONTRACTORS, INC.,
                                      as guarantor

                                      By: /s/ Michael R. Azarela
                                         ---------------------------------------
                                         Name: Michael R. Azarela
                                         Title: Executive Vice President

                                     ANNEX RAILROAD BUILDERS, INC.,
                                     as guarantor

                                     By: /s/ Michael R. Azarela
                                        ----------------------------------------
                                        Name: Michael R. Azarela
                                        Title: Executive Vice President

                                     BIRMINGHAM WOOD, INC.,
                                     as guarantor

                                     By: /s/ Michael R. Azarela
                                        ----------------------------------------
                                        Name: Michael R. Azarela
                                        Title:

                                     COMSTOCK HOLDINGS, INC.,
                                     as guarantor

                                     By: /s/ C. William Moore
                                        ----------------------------------------
                                        Name: C. William Moore
                                        Title: President

                                     L.K. COMSTOCK & COMPANY, INC.,
                                     as guarantor

                                     By: /s/ C. William Moore
                                        ----------------------------------------
                                        Name: C. William Moore
                                        Title: President

                                     COMTRAK CONSTRUCTION, INC.,
                                     as guarantor

                                     By: /s/ Michael R. Azarela
                                        ----------------------------------------
                                        Name: Michael R. Azarela
                                        Title: Executive Vice President

                                       CONDON BROTHERS, INC.,
                                       as guarantor

                                       By: /s/ Michael R. Azarela
                                          --------------------------------------
                                          Name: Michael R. Azarela
                                          Title: Executive Vice President

                                       CPI CONCRETE PRODUCTS INCORPORATED,
                                       as guarantor

                                       By: /s/ Michael R. Azarela
                                          --------------------------------------
                                          Name: Michael R. Azarela
                                          Title: Executive Vice President

                                       EARL CAMPBELL CONSTRUCTION COMPANY, INC., as guarantor

                                       By: /s/ Michael R. Azarela
                                          --------------------------------------
                                          Name: Michael R. Azarela
                                          Title: Executive Vice President

                                       FCM RAIL, LTD., as guarantor

                                       By: /s/ Michael R. Azarela
                                          --------------------------------------
                                          Name: Michael R. Azarela
                                          Title: Executive Vice President

                                       F&V METRO RW, INC.,
                                       as guarantor

                                       By: /s/ Michael R. Azarela
                                          --------------------------------------
                                          Name: Michael R. Azarela
                                          Title: Executive Vice President

                                       F&V METRO CONTRACTING CORP.,
                                       as guarantor

                                       By: /s/ Michael R. Azarela
                                          --------------------------------------
                                          Name: Michael R. Azarela
                                          Title: Executive Vice President

                                       GANTREX RW, INC.,
                                       as guarantor

                                       By: /s/ Michael R. Azarela
                                           -------------------------------------
                                           Name: Michael R. Azarela
                                           Title: Executive Vice President

                                       GANTREX CORPORATION,
                                       as guarantor

                                       By: /s/ Michael R. Azarela
                                          --------------------------------------
                                          Name: Michael R. Azarela
                                          Title: Executive Vice President

                                       GANTREX SYSTEMS, INC.,
                                       as guarantor

                                       By: /s/ Michael R. Azarela
                                          --------------------------------------
                                          Name: Michael R. Azarela
                                          Title: Executive Vice President

                                       H.P. MCGINLEY INC.,
                                       as guarantor

                                       By: /s/ Michael R. Azarela
                                          --------------------------------------
                                          Name: Michael R. Azarela
                                          Title: Executive Vice President

                                       IMPULSE ELECTRIC ENTERPRISES OF NEW YORK,
                                       INC., as guarantor

                                       By: /s/ Michael R. Azarela
                                          --------------------------------------
                                          Name: Michael R. Azarela
                                          Title: Executive Vice President

                                       KENNEDY RAILROAD BUILDERS, INC.,
                                       as guarantor

                                       By: /s/ Michael R. Azarela
                                          --------------------------------------
                                          Name: Michael R. Azarela
                                          Title: Executive Vice President

                                       M-TRACK ENTERPRISES, INC.,
                                       as guarantor

                                       By: /s/ Michael R. Azarela
                                          --------------------------------------
                                          Name: Michael R. Azarela
                                          Title: Executive Vice President

                                       MCCORD TREATED WOOD, INC.,
                                       as guarantor

                                       By: /s/ Michael R. Azarela
                                          --------------------------------------
                                          Name: Michael R. Azarela
                                          Title:

                                       MERIT RAILROAD CONTRACTORS, INC.,
                                       as guarantor

                                       By: /s/ Michael R. Azarela
                                          --------------------------------------
                                          Name: Michael R. Azarela
                                          Title: Executive Vice President

                                       MIDWEST CONSTRUCTION SERVICES, INC.,
                                       as guarantor

                                       By:/s/ Michael R. Azarela
                                          --------------------------------------
                                          Name: Michael R. Azarela
                                          Title: Executive Vice President

                                       MID WEST RW, INC.,
                                       as guarantor

                                       By: /s/ Michael R. Azarela
                                          --------------------------------------
                                          Name: Michael R. Azarela
                                          Title: Executive Vice President

                                       MID WEST RAILROAD CONSTRUCTION &
                                       MAINTENANCE CORPORATION OF WYOMING,
                                       as guarantor

                                       By: /s/ Michael R. Azarela
                                          --------------------------------------
                                          Name: Michael R. Azarela
                                          Title: Executive Vice President

                                       MINNESOTA RAILROAD SERVICE, INC.,
                                       as guarantor

                                       By: /s/ Michael R. Azarela
                                          --------------------------------------
                                          Name: Michael R. Azarela
                                          Title: Executive Vice President

                                       NEOSHO, INCORPORATED,
                                       as guarantor

                                       By: /s/ Michael R. Azarela
                                          -------------------------------------
                                         Name: Michael R. Azarela
                                         Title: Executive Vice President

                                      NEOSHO CONSTRUCTION COMPANY, INCORPORATED, as guarantor

                                      By: /s/ Michael R. Azarela
                                         ---------------------------------------
                                         Name: Michael R. Azarela
                                         Title: Executive Vice President

                                      NEOSHO INTERNATIONAL, INC.,
                                      as guarantor

                                      By: /s/ Michael R. Azarela
                                         ---------------------------------------
                                         Name: Michael R. Azarela
                                         Title: Executive Vice President

                                      NEOSHO ASIA, INC.,
                                      as guarantor

                                      By: /s/ Michael R. Azarela
                                         ---------------------------------------
                                         Name:  Michael R. Azarela
                                         Title: Executive Vice President

                                      NEOSHO CENTRAL AMERICA, INC.,
                                      as guarantor

                                      By: /s/ Michael R. Azarela
                                         ---------------------------------------
                                         Name: Michael R. Azarela
                                         Title: Executive Vice President

                                      NEOSHO CONTRACTORS, INC.,
                                      a guarantor

                                      By: /s/ Michael R. Azarela
                                         ---------------------------------------
                                         Name: Michael R. Azarela
                                         Title: Executive Vice President

                                    NEW ENGLAND RAILROAD CONSTRUCTION CO., INC., as guarantor

                                    By: /s/ Michael R. Azarela
                                       -----------------------------------------
                                       Name: Michael R. Azarela
                                       Title: Executive Vice President

                                    NORTHERN RAIL SERVICE AND SUPPLY
                                    COMPANY, INC.,
                                    as guarantor

                                    By: /s/ Michael R. Azarela
                                       -----------------------------------------
                                       Name: Michael R. Azarela
                                       Title: Executive Vice President

                                    PARSONS RAILWAY SHOPS, INC.,
                                    as guarantor

                                    By: /s/ Michael R. Azarela
                                       -----------------------------------------
                                       Name: Michael R. Azarela
                                       Title: Executive Vice President

                                    R. & M. B. RAIL CO., INC.,
                                    as guarantor

                                    By: /s/ Michael R. Azarela
                                       -----------------------------------------
                                       Name: Michael R. Azarela
                                       Title: Executive Vice President

                                      RAILCORP, INC.,
                                      as guarantor

                                      By: /s/ Michael R. Azarela
                                         ---------------------------------------
                                         Name:  Michael R. Azarela
                                         Title: Executive Vice President

                                      RAILROAD RESOURCES, INC.,
                                      as guarantor

                                      By: /s/ Kenneth R. Burk
                                         ---------------------------------------
                                         Name: Kenneth R. Burk
                                         Title: Executive Vice President

                                      RAILROAD SERVICE, INC.,
                                      as guarantor

                                      By: /s/ Michael R. Azarela
                                         ---------------------------------------
                                         Name:  Michael R. Azarela
                                         Title: Executive Vice President

                                      RAILROAD SPECIALTIES, INC.,
                                      as guarantor

                                      By: /s/ Michael R. Azarela
                                         ---------------------------------------
                                         Name: Michael R. Azarela
                                         Title: Executive Vice President

                                      RAILWORKS CANADA, INC.,
                                      as guarantor

                                      By: /s/ Michael R. Azarela
                                         ---------------------------------------
                                         Name: Michael R. Azarela
                                         Title: Executive Vice President

                                     SHELDON ELECTRIC, INC.,
                                     as guarantor

                                     By: /s/ Michael R. Azarela
                                        ----------------------------------------
                                        Name: Michael R. Azarela
                                        Title: Executive Vice President

                                     SOUTHERN INDIANA WOOD PRESERVING CO., INC., as guarantor

                                     By: /s/ Michael R. Azarela
                                        ----------------------------------------
                                        Name: Michael R. Azarela
                                        Title: Executive Vice President

                                     U.S. TRACKWORKS, INC.,
                                     as guarantor

                                     By: /s/ Michael R. Azarela
                                        ----------------------------------------
                                        Name:  Michael R. Azarela
                                        Title: Executive Vice President

                                     U.S. RAILWAY SUPPLY, INC.,
                                     as guarantor

                                     By: /s/ Michael R. Azarela
                                        ----------------------------------------
                                        Name: Michael R. Azarela
                                        Title: Executive Vice President

                                     V&R ELECTRICAL CONTRACTORS, INC.
                                     as guarantor

                                     By: /s/ Michael R. Azarela
                                        ----------------------------------------
                                        Name: Michael R. Azarela
                                        Title: Executive Vice President

                                       WM. A. SMITH CONSTRUCTION CO. INC.,
                                       as guarantor

                                       By: /s/ Michael R. Azarela
                                          --------------------------------------
                                          Name: Michael R. Azarela
                                          Title: Executive Vice President

                                       WM. A. SMITH RERAILING SERVICES, INC.,
                                       as guarantor

                                       By: /s/ Michael R. Azarela
                                          --------------------------------------
                                          Name: Michael R. Azarela
                                          Title: Executive Vice President

                                       WOOD WASTE ENERGY, INC.,
                                       as guarantor

                                       By: /s/ Michael R. Azarela
                                          --------------------------------------
                                          Name: Michael R. Azarela
                                          Title: Executive Vice President

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.


By:  FIRST UNION CAPITAL MARKETS CORP.





By: /s/ Richard E. Fogg Jr
   ---------------------------------------
   Name: Richard E. Fogg Jr
   Title: Director